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                                                                       EXHIBIT 1

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                          NORTH AMERICAN PALLADIUM LTD.

                             MATERIAL CHANGE REPORT


Pursuant to:    Section 67(1)(b) of the Securities Act (British Columbia)
                Section 118(1)(b) of the Securities Act (Alberta)
                Section 84(1)(b) of the Securities Act, 1988 (Saskatchewan)
                Section 75(2) of the Securities Act (Ontario)
                Section 73 of the Securities Act (Quebec)
                Section 81(2) of the Securities Act (Nova Scotia)
                Section 76(2) of the Securities Act (Newfoundland)

ITEM 1.   REPORTING ISSUER

          The reporting issuer filing this material change report is North American Palladium Ltd. (the "Corporation"), Suite 2116, 130 Adelaide Street West, Toronto, Ontario, M5H 3P5.

ITEM 2.   DATE OF MATERIAL CHANGE

          January 6, 2004

ITEM 3.   PRESS RELEASE

          January 6, 2004

ITEM 4.   SUMMARY OF MATERIAL CHANGE

          The Corporation announced is operating results for the three month period ended December 31, 2003.

ITEM 5.   FULL DESCRIPTION OF MATERIAL CHANGE

          See attached press release.

ITEM 6.   RELIANCE ON SECTION 67(2) OF THE SECURITIES ACT (BRITISH COLUMBIA);
          SECTION 118(2) OF THE SECURITIES ACT (ALBERTA); SECTION 84(2) OF THE SECURITIES ACT, 1988 (SASKATCHEWAN); SECTION 75(3) OF THE SECURITIES ACT (ONTARIO); SECTION 74 OF THE SECURITIES ACT (QUEBEC); SECTION 81(3) OF THE SECURITIES ACT (NOVA SCOTIA) AND SECTION 76(3) OF THE SECURITIES ACT (NEWFOUNDLAND)

          N/A

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ITEM 7.   OMITTED INFORMATION

          N/A

ITEM 8.   SENIOR OFFICERS

          Mary D. Batoff, General Counsel and Secretary

          Tel.:  416-360-2655

ITEM 9.   STATEMENT OF SENIOR OFFICER

          The foregoing accurately discloses the material change referred to herein.

          DATED at Toronto, this 12th day of January 2004.



                                        NORTH AMERICAN PALLADIUM LTD.

                                              "MARY D. BATOFF"  (SIGNED)


                                        Per:  __________________________________
                                              Mary D. Batoff
                                              General Counsel and Secretary


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